SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):            April 24, 1997


                                KOALA CORPORATION
                                -----------------
             (Exact name of Registrant as specified in its charter)


             Colorado                0-22464                 84-1238908
--------------------------------------------------------------------------------
         (State or other          (Commission              (I.R.S. Employer
          jurisdiction            File Number)            Identification No.)
         of incorporation)


                       11600 E. 53rd Avenue, Unit D
                             Denver, CO                       80239
                   -------------------------------------------------
                    (Address of principal executive offices)(zip code)


       Registrant's telephone number, including area code (303) 574-1000
       -----------------------------------------------------------------

                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 4.  Change in Registrant's Certifying Accountant

     (a)  Previous independent accountants.

          (i) On April 24, 1997, the Registrant dismissed Blanski Peter Kronlage & Zoch, P.C., which served as the Registrant's independent accountants since 1993.

          (ii) The reports of Blanski Peter Kronlage & Zoch, P.C. on the financial statements for the past two fiscal years of the Registrant contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) The Registrant's Audit Committee approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years and through April 24, 1997, there were no disagreements with Blanski Peter Kronlage & Zoch, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Blanski Peter Kronlage & Zoch, P.C., would have caused Blanski Peter Kronlage & Zoch, P.C. to make reference thereto in their report on the financial statements for such years.

          (v) The Registrant has requested that Blanski Peter Kronlage & Zoch, P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 28, 1997, is filed as Exhibit 16.1 to this Form 8-K.

     (b) New independent accountants.

     The Registrant engaged Ernst & Young LLP as its new independent accountants as of April 24, 1997. This was approved by the Registrant's Board of Directors on April 24, 1997. During the two most recent fiscal years and through April 24, 1997, the Registrant has not consulted with Ernst & Young LLP regarding either:

          (i)  the   application   of  accounting   principles  to  a  specified
     transaction, either completed or contemplated; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

          (ii) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


ITEM 7.  Financial Statements and Exhibits

          a.   Exhibits

     Exhibit 16.1  Letter from Blanski Peter Kronlage & Zoch, P.C.

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KOALA CORPORATION



Date: April 28, 1997                     /s/ Mark A. Betker
                                        --------------------
                                        By: Mark A. Betker, President